                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report  included  in this  Form  10-KSB,  into the  Company's  previously  filed
Registration Statement No. 333-1463.

/s/ Arthur Andersen LLP

New York, New York
October 24, 2001